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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2006

                         MENDOCINO BREWING COMPANY, INC.
               (Exact name of issuer as specified in its charter)

        California                     0-22524                 68-0318293
(State or other jurisdiction     (Commission File No.)       (IRS Employer
     of incorporation)                                    Identification Number)

            1601 Airport Road, Ukiah, California         95482
          (Address of principal executive offices)     (Zip Code)

                                 (707) 463 6610
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On September 8, 2005, Mendocino Brewing Company, Inc. (the "Registrant") filed a Current Report on Form 8-K stating that Moss Adams would not stand for reappointment as the Registrant's independent auditor for the year ending December 31, 2005. In that Current Report the Registrant stated that it would file a separate Current Report on Form 8-K to announce the appointment of its independent auditor for the year ended December 31, 2005.


        Engagement of Independent Accountant.
        -------------------------------------

        On January 9, 2006, the audit committee of the Registrant engaged Pohl McNabola Berg + Company LLP ("PMB") as the independent accountant to audit Registrant's financial statements for the year ending December 31, 2005.


        No Prior Consultation.
        ----------------------

        Prior to engaging PMB, neither the Registrant nor any person acting on behalf of the Registrant consulted PMB regarding any issue relating to the Registrant or the Registrant's financial statements.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MENDOCINO BREWING COMPANY, INC.
                                                  (Registrant)

Date: January 10, 2006               By: /s/ N.Mahadevan
                                             N. Mahadevan, Secretary and
                                             Chief Financial Officer


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